2 SABRA 3Q 2026 SUPPLEMENTAL INFORMATION September 30, 2026 03 COMPANY INFORMATION 04 OVERVIEW 05 PORTFOLIO Triple-Net Portfolio Senior Housing Operating Portfolio (SHOP) Loans and Other Investments NOI Concentrations Geographic Concentrations - Consolidated Portfolio 11 INVESTMENTS Summary 12 CAPITALIZATION Overview Indebtedness Debt Maturity Credit Metrics and Ratings 16 FINANCIAL INFORMATION 2026 Outlook Consolidated Financial Statements - Statements of Income Consolidated Financial Statements - Balance Sheets Consolidated Financial Statements - Statements of Cash Flows FFO, Normalized FFO, AFFO and Normalized AFFO Components of Net Asset Value (NAV) 23 APPENDIX Disclaimer Reporting Definitions Discussion and Reconciliation of Certain Non-GAAP Financial Measures: CONTENT https://ir.sabrahealth.com/investors/financials/quarterly-results

COMPANY INFORMATION

SENIOR MANAGEMENT

Rick Matros
Chief Executive Officer, President and Chair

Michael Costa
Chief Financial Officer, Treasurer and Executive Vice President

Darrin Smith
Chief Investment Officer, Secretary and Executive Vice President

Jessica Flores
Chief Accounting Officer and Executive Vice President

BOARD OF DIRECTORS

Rick Matros
Chief Executive Officer, President and Chair

Michael Foster
Lead Independent Director

Jeffrey Malehorn
Director

Craig Barbarosh
Director

Lynne Katzmann
Director

Katie Cusack
Director

Ann Kono
Director

CONTACT INFORMATION

Sabra Health Care REIT, Inc.
1781 Flight Way
Tustin, CA 92782
888.393.8248
sabrahealth.com

Transfer Agent
Equiniti Trust Company, LLC
P.O. Box 500
Newark, NJ 07101
800.937.5449
equiniti.com

3 SABRA 3Q 2026 SUPPLEMENTAL INFORMATION September 30, 2026

SABRA | OVERVIEW

Financial Metrics

Reflect Sabra's pro rata share; dollars in thousands, except per share data

	September 30, 2026	
	Three Months Ended	Nine Months Ended
Revenues	$ 249,214	$ 706,180
Net operating income	151,089	439,347
Cash net operating income	155,345	438,367
Diluted per share data:		
EPS	$ 0.11	$ 0.17
FFO	0.40	0.75
Normalized FFO	0.39	1.15
AFFO	0.45	1.22
Normalized AFFO	0.41	1.20
Dividends per common share	0.30	0.90

Capitalization and Market Facts

	September 30, 2026
Common shares outstanding	262.0 million
Market Capitalization	$5.2 billion
Consolidated Debt	$2.5 billion
Consolidated Enterprise Value	$7.6 billion
Common stock closing price	$19.72
Common stock 52-week range	$17.17 - $22.77
Common stock ticker symbol	SBRA

Key Credit Metrics [1]

	September 30, 2026
Net Debt to Adjusted EBITDA	4.54x
Interest Coverage	5.17x
Fixed Charge Coverage Ratio	5.06x
Total Debt/Asset Value	35 %
Secured Debt/Asset Value	1 %
Unencumbered Assets/Unsecured Debt	282 %

Portfolio

Dollars in thousands, units and Cash NOI reflect Sabra's pro rata share

	As of September 30, 2026		
	Property Count	Investment	Beds/Units
Investment in Real Estate Properties, gross			
Triple-Net Portfolio:			
Skilled Nursing/Transitional Care	207	$ 2,821,852	23,124
Senior Housing - Leased	32	364,386	2,623
Specialty Hospitals and Other	24	600,313	1,226
Total Triple-Net Portfolio	263	3,786,551	26,973
SHOP - Consolidated	101	2,458,270	10,540
Consolidated Real Estate Investments	364	6,244,821	37,513
SHOP - Unconsolidated	16	200,159	1,256
Total Equity Investments	380	6,444,980	38,769
Investments in Loans Receivable, gross	11	49,898	
Preferred Equity Investments, gross [2]	4	70,476	
Total Investments	395	$ 6,565,354	

Includes 60 relationships in 40 U.S. states and Canada

(1) See page 16 of this supplement for important information about these credit metrics.
(2) Our preferred equity investments include investments in entities owning four Senior Housing developments with 625 aggregate units.

4 SABRA 3Q 2026 SUPPLEMENTAL INFORMATION September 30, 2026

SABRA

PORTFOLIO
Triple-Net Portfolio

EBITDARM Coverage and Operating Statistics [1]

For the twelve months ended as of the dates indicated

	EBITDARM Coverage		Occupancy		Skilled Mix	
	March 31, 2026	June 30, 2026	March 31, 2026	June 30, 2026	March 31, 2026	June 30, 2026
Skilled Nursing/Transitional Care	2.49x	2.52x	83.9 %	84.0 %	38.5 %	38.7 %
Senior Housing - Leased	1.52x	1.58x	88.3 %	88.1 %	N/A	N/A
Specialty Hospitals and Other	3.97x	3.91x	83.9 %	83.6 %	N/A	N/A

EBITDARM Coverage Stratification [1]

For the twelve months ended June 30, 2026

	% of Triple-Net Portfolio Annualized Cash NOI
< 1.00x	— %
1.00x - 1.50x	14.7 %
1.51x - 2.00x	22.9 %
2.01x - 2.50x	19.1 %
2.51x - 3.00x	15.4 %
> 3.00x	27.9 %
Total	100.0 %
EBITDARM Coverage	2.64x

Lease Expirations

Dollars in thousands

As of September 30, 2026

	Skilled Nursing/ Transitional Care	Senior Housing - Leased	Specialty Hospitals and Other	Total Annualized Revenues	% of Total
10/01/26 - 12/31/26 [2]	$ 2,955	$ —	$ 5,182	$ 8,137	2.2 %
2027	6,530	4,886	—	11,416	3.1
2028	8,319	—	3,703	12,022	3.2
2029	50,615	2,631	6,449	59,695	16.1
2030	—	—	4,883	4,883	1.3
2031	58,127	740	—	58,867	15.9
2032	8,067	1,836	34,475	44,378	12.0
2033	—	4,082	2,094	6,176	1.7
2034	4,811	2,298	—	7,109	1.9
2035	11,037	1,641	794	13,472	3.6
Thereafter	128,190	15,009	1,590	144,789	39.0
Total Annualized Revenues	$ 278,651	$ 33,123	$ 59,170	$ 370,944	100.0 %

(1) Occupancy Percentage and Skilled Mix (together, "Operating Statistics") and EBITDARM Coverage for each period presented include only Stabilized Facilities owned by the Company as of the end of the quarter following the latest period presented and only for the duration such facilities were owned by the Company and classified as Stabilized Facilities.
(2) Includes leases on a month-to-month term.

5 SABRA 3Q 2026 SUPPLEMENTAL INFORMATION September 30, 2026

SABRA
PORTFOLIO
Senior Housing Operating Portfolio (SHOP)

Operating Performance

Reflects Sabra's pro rata share, except number of properties; dollars in thousands

	Three Months Ended				
	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026
Consolidated Portfolio					
Number of Properties	83	87	90	94	101
Number of Units	8,282	8,677	9,078	9,745	10,540
Recurring capital expenditures	$ 1,965	$ 2,140	$ 2,098	$ 2,613	$ 2,778
Nonrecurring capital expenditures	$ 4,955	$ 10,332	$ 4,942	$ 7,801	$ 6,321
Occupancy	83.5 %	84.8 %	84.5 %	85.4 %	86.5 %
Resident fees and services	$ 91,900	$ 108,122	$ 116,368	$ 128,466	$ 142,813
Cash NOI	$ 26,032	$ 31,527	$ 34,717	$ 40,066	$ 43,742
Cash NOI Margin %	28.3 %	29.2 %	29.8 %	31.2 %	30.6 %
Unconsolidated Portfolio					
Number of Properties	16	16	16	16	16
Number of Units	1,256	1,256	1,256	1,256	1,256
Recurring capital expenditures	$ 278	$ 306	$ 259	$ 215	$ 163
Nonrecurring capital expenditures	$ 302	$ 376	$ 151	$ 378	$ 411
Occupancy	92.9 %	93.5 %	93.0 %	93.2 %	93.5 %
Resident fees and services	$ 11,524	$ 11,611	$ 11,978	$ 12,206	$ 12,310
Cash NOI	$ 4,039	$ 4,065	$ 4,266	$ 4,515	$ 4,608
Cash NOI Margin %	35.0 %	35.0 %	35.6 %	37.0 %	37.4 %

Same Store Operating Performance [1]

Reflects Sabra's pro rata share, except number of properties; dollars in thousands, except REVPOR

	Three Months Ended				
	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026
Number of Properties	69	69	69	69	69
Number of Available Units	6,422	6,421	6,422	6,422	6,421
REVPOR	$ 4,564	$ 4,647	$ 4,750	$ 4,844	$ 4,897
Occupancy	87.5 %	88.4 %	88.4 %	88.5 %	89.2 %
Resident fees and services	$ 76,933	$ 79,175	$ 80,871	$ 82,596	$ 84,116
Cash NOI	$ 25,617	$ 26,582	$ 27,255	$ 28,830	$ 29,369
Cash NOI Margin %	33.3 %	33.6 %	33.7 %	34.9 %	34.9 %

Key SHOP Relationships

As of September 30, 2026

	Number of Properties
Sienna Senior Living	21
Inspirit Senior Living	21
Traditions Management	14
Discovery Senior Living	12
Claiborne	7
Other	42
Total	117

[1] Same store SHOP includes Stabilized Facilities owned as the same property type for the full period in all comparison periods. Resident fees and services, Cash NOI and REVPOR have been adjusted for changes in the foreign currency exchange rate where applicable by applying the average exchange rate for the current period to prior period results.

6 SABRA 3Q 2026 SUPPLEMENTAL INFORMATION September 30, 2026

SABRA
PORTFOLIO
Loans and Other Investments

Loans Receivable and Other Investments

Dollars in thousands

As of September 30, 2026

Loan Type	Number of Loans	Property Type	Principal Balance	Book Value	Weighted Average Contractual Interest Rate	Weighted Average Annualized Effective Interest Rate	Interest Income Three Months Ended September 30, 2026 [(1)]	Maturity Date
Mortgage	2	Specialty Hospitals and Other	$ 29,000	$ 29,000	11.5 %	11.5 %	$ 509	01/31/27 - 03/01/28
Other	9	Multiple	30,552	28,443	6.7 %	6.0 %	465	12/01/26 - 08/31/33
	11		59,552	57,443	9.0 %	8.7 %	$ 974	
Allowance for loan losses			—	(7,624)				
			$ 59,552	$ 49,819				

Other Investment Type	Number of Investments	Property Type	Total Funding Commitments	Total Amount Funded	Book Value	Rate of Return	Other Income Three Months Ended September 30, 2026 [(1)]
Preferred Equity	4	Senior Housing	$ 55,263	$ 51,398	$ 70,476	11.0 %	$ 1,859

(1) Includes income related to loans receivable and other investments held as of September 30, 2026.

7 SABRA 3Q 2026 SUPPLEMENTAL INFORMATION September 30, 2026

PORTFOLIO
NOI Concentrations [1]
As of September 30, 2026

RELATIONSHIP CONCENTRATION


The Ensign Group: 8.4%
Cascadia Healthcare(2): 8.0%
Signature Healthcare: 7.0%
Signature Specialty Hospitals: 5.9%
The McGuire Group: 3.6%
SHOP (No Operator Credit Exposure): 33.9%
Other: 33.2%

PROPERTY TYPE CONCENTRATION


SHOP: 33.9%
Specialty Hospitals and Other: 10.8%
Senior Housing - Leased: 7.0%
Other: 0.3%
Skilled Nursing/ Transitional Care: 48.0%

PAYOR SOURCE CONCENTRATION [3]


Non-Private: 48.0%
Private Pay: 52.0%

(1) Relationship and property type concentrations include Annualized Cash NOI from real estate investments and investments in loans receivable and other investments. Property type concentrations use Annualized Cash NOI, as adjusted to reflect Annualized Cash NOI from our mortgage and construction loans receivable and preferred equity investments in the related property type of the underlying real estate. Payor source concentration excludes Annualized Cash NOI from investments in loans receivable and other investments.
(2) Cascadia Healthcare operates the properties under a long-term sublease agreement.
(3) Tenant payor source allocation presented one quarter in arrears.

8 SABRA 3Q 2026 SUPPLEMENTAL INFORMATION September 30, 2026

SABRA

PORTFOLIO

Geographic Concentrations - Consolidated Portfolio

Property Type

As of September 30, 2026

Location	Skilled Nursing/ Transitional Care	Senior Housing - Leased	SHOP - Consolidated	Specialty Hospitals and Other	Total	% of Total
Texas	34	3	7	10	54	14.9 %
Kentucky	23	2	1	2	28	7.7
California	23	—	1	4	28	7.7
Indiana	15	1	7	1	24	6.6
Oregon	15	1	3	—	19	5.2
North Carolina	13	—	2	—	15	4.1
Washington	10	—	2	—	12	3.3
Georgia	3	—	9	—	12	3.3
Michigan	1	5	5	—	11	3.0
Missouri	8	—	2	1	11	3.0
Other (30 states & Canada)	62	20	62	6	150	41.2
Total	207	32	101	24	364	100.0 %
% of Total	56.9 %	8.8 %	27.7 %	6.6 %	100.0 %	

Distribution of Beds/Units

As of September 30, 2026

		Property Type					
Location	Total Number of Properties	Skilled Nursing/ Transitional Care	Senior Housing - Leased	SHOP - Consolidated	Specialty Hospitals and Other	Total	% of Total
Texas	54	4,204	350	856	200	5,610	14.9 %
Kentucky	28	2,476	225	142	100	2,943	7.8
Indiana	24	1,535	137	1,004	48	2,724	7.3
California	28	1,924	—	102	361	2,387	6.4
Oregon	19	1,520	215	162	—	1,897	5.1
North Carolina	15	1,454	—	237	—	1,691	4.5
New York	10	1,576	—	107	—	1,683	4.5
Georgia	12	358	—	978	—	1,336	3.6
Washington	12	1,123	—	165	—	1,288	3.4
Virginia	10	894	—	246	—	1,140	3.0
Other (30 states & Canada)	152	6,060	1,696	6,541	517	14,814	39.5
Total	364	23,124	2,623	10,540	1,226	37,513	100.0 %
% of Total		61.6 %	7.0 %	28.1 %	3.3 %	100.0 %	

9 SABRA 3Q 2026 SUPPLEMENTAL INFORMATION September 30, 2026

PORTFOLIO
Geographic Concentrations - Consolidated Portfolio Continued

Investment

Dollars in thousands

As of September 30, 2026

Location	Total Number of Properties	Property Type: Skilled Nursing/ Transitional Care	Property Type: Senior Housing - Leased	Property Type: SHOP - Consolidated	Property Type: Specialty Hospitals and Other	Total	% of Total
Texas	54	$ 362,811	$ 27,334	$ 209,327	$ 125,395	$ 724,867	11.6 %
California	28	412,823	—	40,334	225,497	678,654	10.9
Indiana	24	218,843	33,604	248,556	5,310	506,313	8.1
Kentucky	28	237,577	48,361	24,687	39,686	350,311	5.6
Oregon	19	261,316	33,003	53,682	—	348,001	5.6
New York	10	298,545	—	22,325	—	320,870	5.1
Georgia	12	37,594	—	222,997	—	260,591	4.2
Ohio	6	13,447	—	197,743	—	211,190	3.4
North Carolina	15	125,608	—	76,742	—	202,350	3.2
Michigan	11	27,591	33,661	121,296	—	182,548	2.9
Other (30 states & Canada) [1]	157	825,697	188,423	1,240,581	204,425	2,459,126	39.4
Total	364	$ 2,821,852	$ 364,386	$ 2,458,270	$ 600,313	$ 6,244,821	100.0 %
% of Total		45.2 %	5.8 %	39.4 %	9.6 %	100.0 %	

[1] Investment balance in Canada is based on the exchange rate as of September 30, 2026 of $0.7041 per 1 CAD.

10 SABRA 3Q 2026 SUPPLEMENTAL INFORMATION September 30, 2026

SABRA

INVESTMENTS

Summary

Investment Activity

Dollars in thousands

Investment	Number of Properties	Beds/Units	2026 Amounts Invested [1]	Estimated Yield
Real Estate				
SHOP - Consolidated				
1Q 2026	3	379	$ 76,000	9.2 %
2Q 2026 [2]	4	553	145,000	7.3 %
3Q 2026 [3]	7	795	222,824	7.7 %
Skilled Nursing / Transitional Care				
1Q 2026 [4]	1	133	19,500	8.5 %
2Q 2026 [5]	3	273	53,700	9.4 %
Additions to Real Estate [6]	N/A	N/A	4,246	9.4 %
			521,270	8.0 %
Preferred Equity Investment [7]	1	109	2,596	13.0 %
Loans Receivable Investment and Fundings	1	110	10,994	13.9 %
All Investments through September 30, 2026			$ 534,860	8.2 %

(1) Excludes capitalized acquisition costs and origination fees.
(2) Excludes Sabra's purchase of the operations of one SHOP community previously leased under a triple-net operating lease for $16.3 million. Concurrent with the purchase, the triple-net operating lease was terminated and Sabra entered into a property management agreement with the former tenant.
(3) Includes one SHOP community for which Sabra entered into a joint venture agreement and sold a 10% interest subsequent to September 30, 2026.
(4) Yield increases to 9.0% in year two and 9.6% in year three.
(5) Includes (i) the exercise of Sabra's option to purchase one facility, of which $16.6 million was used to repay our loan investment and (ii) the purchase of bed rights and land related to the development of one facility with a total project budget of $40.3 million and an expected capacity of 124 beds upon completion.
(6) Excludes capital expenditures for SHOP and recurring capital expenditures for the Triple-Net portfolio.
(7) Sabra has committed to fund up to a total $6.5 million investment in the development of a Senior Housing community. Unit count reflects expected capacity at the completion of development. Sabra has the option to purchase the development at fair market value upon achievement of specified milestones.

11 SABRA 3Q 2026 SUPPLEMENTAL INFORMATION September 30, 2026

12 SABRA 3Q 2026 SUPPLEMENTAL INFORMATION September 30, 2026 CAPITALIZATION Overview Consolidated Debt Dollars in thousands As of September 30, 2026 Secured debt $ 42,416 Revolving credit facility 126,503 Term loans 1,035,615 Senior unsecured notes 1,250,000 Total 2,454,534 Deferred financing costs and premiums/discounts, net (18,558) Total, net $ 2,435,976 Revolving Credit Facility Dollars in thousands As of September 30, 2026 Credit facility availability $ 873,497 Credit facility capacity 1,000,000 Enterprise Value Dollars in thousands, except per share amounts As of September 30, 2026 Shares Outstanding   Price   Value Common stock 261,961,461 $ 19.72 $ 5,165,880 Consolidated Debt 2,454,534 Cash and cash equivalents (36,240) Consolidated Enterprise Value $ 7,584,174 Common Stock and Equivalents Weighted Average Common Shares Three Months Ended September 30, 2026 Nine Months Ended September 30, 2026 EPS, FFO and Normalized FFO AFFO and Normalized AFFO EPS, FFO and Normalized FFO AFFO and Normalized AFFO Basic common stock 255,604,032 255,604,032 253,348,731 253,348,731 Dilutive securities: Restricted stock units 2,883,024 3,851,516 2,705,516 3,832,795 Forward equity sale agreements 1,336,275 1,336,275 1,132,649 1,132,649 Diluted common and common equivalents 259,823,331 260,791,823 257,186,896 258,314,175 At-The-Market Common Stock Offering Program Dollars in thousands, except per share amounts Three Months Ended September 30, 2026 Shares issued 6,498,705 Net proceeds $ 116,238 Weighted average price per share, net of commissions $ 17.89 Availability as of September 30, 2026 $ 332,706 Forward sales agreements as of September 30, 2026 Shares outstanding 14,975,555 Weighted average price per share, net of commissions $ 19.53

13 SABRA 3Q 2026 SUPPLEMENTAL INFORMATION September 30, 2026 CAPITALIZATION Indebtedness Fixed | Variable Rate Debt Dollars in thousands Weighted Average Effective Interest Rate (1)As of September 30, 2026 Principal     % of Total Fixed Rate Debt   Secured debt $ 42,416     3.37%   1.7 % Senior unsecured notes 1,250,000     3.57%   50.9 % Total fixed rate debt 1,292,416     3.56%   52.6 % Variable Rate Debt (2)   Revolving credit facility 126,503     4.69%   5.2 % Term loans 1,035,615 4.37% 42.2 % Total variable rate debt 1,162,118     4.40%   47.4 % Consolidated Debt $ 2,454,534     3.96%   100.0 % Secured | Unsecured Debt Dollars in thousands Weighted Average Effective Interest Rate (1)As of September 30, 2026 Principal     % of Total Secured Debt   Secured debt $ 42,416     3.37%   1.7 % Unsecured Debt Senior unsecured notes 1,250,000     3.57%   50.9 % Revolving credit facility 126,503     4.69%   5.2 % Term loans 1,035,615 4.37% 42.2 % Total unsecured debt 2,412,118     3.97%   98.3 % Consolidated Debt $ 2,454,534     3.96%   100.0% (1) Weighted average effective interest rate includes private mortgage insurance and impact of interest rate hedges. (2) Variable rate debt includes $930.0 million subject to interest rate swaps that fix SOFR at a weighted average rate of 3.20%, and $105.6 million (CAD $150.0 million) subject to swap agreements that fix CORRA at 2.59% as of September 30, 2026. Excluding these amounts, variable rate debt was 5.2% of Consolidated Debt as of September 30, 2026.

SABRA
CAPITALIZATION
Debt Maturity

Debt Maturity Schedule

Dollars in thousands	Secured Debt		Senior Unsecured Notes		Term Loans		Revolving Credit Facility [1]		Consolidated Debt	
As of September 30, 2026	Principal	Rate [2]	Principal	Rate [2]	Principal	Rate [2]	Principal	Rate [2]	Principal	Rate [2]
10/01/26 - 12/31/26	$ 542	3.37 %	$ —	—	$ —	—	$ —	—	$ 542	3.37 %
2027	2,206	3.38 %	100,000	5.38 %	—	—	126,503	4.69 %	228,709	4.98 %
2028	2,266	3.40 %	—	—	535,615	4.12 %	—	—	537,881	4.11 %
2029	2,328	3.42 %	350,000	3.90 %	—	—	—	—	352,328	3.90 %
2030	2,392	3.44 %	—	—	500,000	4.64 %	—	—	502,392	4.63 %
2031	2,093	3.46 %	800,000	3.20 %	—	—	—	—	802,093	3.20 %
2032	1,887	3.47 %	—	—	—	—	—	—	1,887	3.47 %
2033	1,940	3.48 %	—	—	—	—	—	—	1,940	3.48 %
2034	1,995	3.50 %	—	—	—	—	—	—	1,995	3.50 %
2035	2,026	3.52 %	—	—	—	—	—	—	2,026	3.52 %
Thereafter	22,741	3.69 %	—	—	—	—	—	—	22,741	3.69 %
Total	$ 42,416		$1,250,000		$1,035,615		$ 126,503		$2,454,534	
Wtd. avg. maturity/years	18.8		4.2		2.5		0.3		3.5	
Wtd. avg. interest rate [2]	3.37 %		3.57 %		4.37 %		4.69 %		3.96 %	

[1] Revolving Credit Facility is subject to two six-month extension options.
[2] Includes private mortgage insurance and impact of interest rate hedges.

14 SABRA 3Q 2026 SUPPLEMENTAL INFORMATION September 30, 2026

15 SABRA 3Q 2026 SUPPLEMENTAL INFORMATION September 30, 2026 Key Credit Metrics (1) September 30, 2026 Net Debt to Adjusted EBITDA (2) 4.54x Interest Coverage 5.17x Fixed Charge Coverage Ratio 5.06x Total Debt/Asset Value 35 % Secured Debt/Asset Value 1 % Unencumbered Assets/Unsecured Debt 282 % Cost of Permanent Consolidated Debt (3) 3.92 % Unsecured Notes Ratings S&P (Positive outlook) BBB- Fitch (Stable outlook) BBB- Moody’s (Stable outlook) Baa3 CAPITALIZATION Credit Metrics and Ratings (1) Key credit metrics (except Net Debt to Adjusted EBITDA) are calculated in accordance with the credit agreement relating to the revolving credit facility and the indentures relating to our senior unsecured notes. In addition, key credit metrics give effect to dispositions and acquisitions completed after the period presented as though such dispositions and acquisitions occurred at the beginning of the period. (2) Based on the annualized trailing three-month period ended as of the date indicated. (3) Excludes revolving credit facility balance that had an interest rate of 4.69% as of September 30, 2026.

16 SABRA 3Q 2026 SUPPLEMENTAL INFORMATION September 30, 2026 2026 Full-Year Guidance   Diluted per share data attributable to Sabra Health Care REIT, Inc. Net income $ 0.265 — $ 0.275 FFO $ 1.145 — $ 1.155 Normalized FFO $ 1.540 — $ 1.550 AFFO $ 1.625 — $ 1.635 Normalized AFFO $ 1.600 — $ 1.610 FINANCIAL INFORMATION 2026 Outlook Earnings guidance above assumes: • low-single-digit Cash NOI growth for the triple-net portfolio at the midpoint, ignoring the impact of acquisitions, dispositions and completed or planned tenant transitions; • average full-year Cash NOI growth for same store SHOP in the mid-teens; • general and administrative expenses at the midpoint of $63 million, which includes nearly $15 million of stock-based compensation expense; • cash interest expense of $106 million at the midpoint; • weighted average share counts of 260 million and 261 million for Normalized FFO and Normalized AFFO, respectively; • only investments, dispositions and capital markets activity completed as of November 2, 2026. The foregoing guidance ranges reflect management’s view of current and future market conditions. There can be no assurance that the Company’s actual results will not differ materially from the estimates set forth above. Except as otherwise required by law, the Company assumes no, and hereby disclaims any, obligation to update any of the foregoing guidance ranges as a result of new information or new or future developments.

SABRA
FINANCIAL INFORMATION
Consolidated Financial Statements

Consolidated Statements of Income

Dollars in thousands, except per share data

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2026	2025	2026	2025
Revenues:				
Rental and related revenues [1]	$ 103,178	$ 85,354	$ 299,536	$ 281,214
Resident fees and services	143,164	92,017	388,651	248,449
Interest and other income	3,223	12,666	18,997	33,067
Total revenues	249,565	190,037	707,184	562,730
Expenses:				
Depreciation and amortization	64,779	48,511	174,289	135,591
Interest	29,161	28,901	87,349	83,549
Triple-net portfolio operating expenses	3,658	3,708	11,087	10,885
Senior housing operating portfolio operating expenses	99,302	65,946	269,787	179,804
General and administrative	15,584	12,560	47,265	37,802
Provision for (recovery of) loan losses and other reserves	2,368	(240)	104,600	(640)
Impairment of real estate	—	2,571	440	6,674
Total expenses	214,852	161,957	694,817	453,665
Other (expense) income:				
Loss on extinguishment of debt	—	(1,154)	—	(1,154)
Other (expense) income	(250)	(769)	(2,988)	13,978
Net (loss) gain on sales of real estate	(8,065)	(4,430)	29,652	5,544
Total other (expense) income	(8,315)	(6,353)	26,664	18,368
Income before income from unconsolidated joint ventures and income tax expense	26,398	21,727	39,031	127,433
Income from unconsolidated joint ventures	2,230	1,226	6,366	2,276
Income tax expense	(71)	(436)	(1,275)	(1,346)
Net income	28,557	22,517	44,122	128,363
Net loss attributable to noncontrolling interests	50	21	163	21
Net income attributable to Sabra Health Care REIT, Inc.	$ 28,607	$ 22,538	$ 44,285	$ 128,384
Net income attributable to Sabra Health Care REIT, Inc., per:				
Basic common share	$ 0.11	$ 0.09	$ 0.17	$ 0.54
Diluted common share	$ 0.11	$ 0.09	$ 0.17	$ 0.53
Weighted average number of common shares outstanding, basic	255,604,032	239,896,059	253,348,731	238,595,147
Weighted average number of common shares outstanding, diluted	259,823,331	243,558,449	257,186,896	241,593,992

[1] See page 18 for additional details regarding Rental and related revenues.

17 SABRA 3Q 2026 SUPPLEMENTAL INFORMATION September 30, 2026

18 SABRA 3Q 2026 SUPPLEMENTAL INFORMATION September 30, 2026 FINANCIAL INFORMATION Consolidated Financial Statements Consolidated Statements of Income - Supplemental Information Dollars in thousands Three Months Ended September 30, Nine Months Ended September 30,   2026 2025 2026 2025 Cash rental income $ 93,540 $ 88,946 $ 277,383 $ 271,414 Deferred cash rent payment 10,166 — 10,166 — Straight-line rental income 894 1,027 2,609 3,683 Write-offs of straight-line rental income receivable and lease intangibles (6,200) (9,237) (4,796) (7,759) Above/below market lease amortization 1,058 1,058 3,192 3,256 Operating expense recoveries 3,720 3,560 10,982 10,620 Rental and related revenues $ 103,178 $ 85,354 $ 299,536 $ 281,214

19 SABRA 3Q 2026 SUPPLEMENTAL INFORMATION September 30, 2026 FINANCIAL INFORMATION Consolidated Financial Statements Consolidated Balance Sheets Dollars in thousands, except per share data September 30, 2026 December 31, 2025 Assets Real estate investments, net of accumulated depreciation of $1,322,145 and $1,224,663 as of September 30, 2026 and December 31, 2025, respectively $ 4,925,213 $ 4,686,377 Loans receivable and other investments, net 120,295 434,100 Investment in unconsolidated joint ventures 114,631 118,166 Cash and cash equivalents 36,240 71,537 Restricted cash 6,842 6,603 Lease intangible assets, net 87,180 65,321 Accounts receivable, prepaid expenses and other assets, net 139,551 111,292 Total assets $ 5,429,952 $ 5,493,396 Liabilities Secured debt, net $ 41,706 $ 43,275 Revolving credit facility 126,503 217,584 Term loans, net 1,030,224 1,032,311 Senior unsecured notes, net 1,237,543 1,235,726 Accounts payable and accrued liabilities 135,005 119,329 Lease intangible liabilities, net 17,696 21,383 Total liabilities 2,588,677 2,669,608 Equity Preferred stock, $0.01 par value; 10,000,000 shares authorized, zero shares issued and outstanding as of September 30, 2026 and December 31, 2025 — — Common stock, $0.01 par value; 500,000,000 shares authorized, 261,961,461 and 251,697,456 shares issued and outstanding as of September 30, 2026 and December 31, 2025, respectively 2,620 2,517 Additional paid-in capital 5,014,619 4,836,270 Cumulative distributions in excess of net income (2,200,671) (2,013,375) Accumulated other comprehensive income (loss) 23,083 (3,571) Total Sabra Health Care REIT, Inc. stockholders’ equity 2,839,651 2,821,841 Noncontrolling interests 1,624 1,947 Total equity 2,841,275 2,823,788 Total liabilities and equity $ 5,429,952 $ 5,493,396

20 SABRA 3Q 2026 SUPPLEMENTAL INFORMATION September 30, 2026 FINANCIAL INFORMATION Consolidated Financial Statements Consolidated Statements of Cash Flows Dollars in thousands Nine Months Ended September 30, 2026 2025 Cash flows from operating activities: Net income $ 44,122 $ 128,363 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 174,289 135,591 Non-cash rental and related revenues (1,005) 820 Non-cash interest expense 7,110 5,608 Stock-based compensation expense 11,109 8,290 Loss on extinguishment of debt — 1,154 Provision for (recovery of) loan losses and other reserves 104,600 (640) Net gain on sales of real estate (29,652) (5,544) Impairment of real estate 440 6,674 Income from unconsolidated joint ventures (6,366) (2,276) Distributions of earnings from unconsolidated joint ventures 5,814 5,917 Other non-cash items — (17,183) Changes in operating assets and liabilities: Accounts receivable, prepaid expenses and other assets, net (16,449) (9,129) Accounts payable and accrued liabilities 19,140 3,541 Net cash provided by operating activities 313,152 261,186 Cash flows from investing activities: Acquisition of real estate and lease intangibles (516,346) (301,563) Origination and fundings of loans receivable (994) (5,710) Origination and fundings of preferred equity investments (2,612) (9) Additions to real estate (41,058) (24,183) Escrow deposits for potential investments (60) (500) Repayments of loans receivable 210,743 15,442 Repayments of preferred equity investments 2,897 1,977 Investment in unconsolidated joint ventures — (1,241) Net proceeds from the sales of real estate 156,860 43,087 Proceeds from net investment hedges — 4,462 Insurance proceeds 136 1,267 Distributions in excess of earnings from unconsolidated joint ventures — 5,557 Net cash used in investing activities (190,434) (261,414) Cash flows from financing activities: Net (repayments of) borrowings from revolving credit facility (90,200) 174,805 Principal payments on senior unsecured notes — (500,000) Proceeds from term loans — 500,000 Principal payments on secured debt (1,604) (1,562) Payments of deferred financing costs (111) (4,405) Payments related to extinguishment of debt — (2,884) Contributions from noncontrolling interests 2 2,040 Distributions to noncontrolling interests (162) — Payment of contingent consideration (1,178) — Issuance of common stock, net 163,691 188,350 Dividends paid on common stock (227,953) (214,692) Net cash (used in) provided by financing activities (157,515) 141,652 Net (decrease) increase in cash, cash equivalents and restricted cash (34,797) 141,424 Effect of foreign currency translation on cash, cash equivalents and restricted cash (261) (245) Cash, cash equivalents and restricted cash, beginning of period 78,140 66,339 Cash, cash equivalents and restricted cash, end of period $ 43,082 $ 207,518 Supplemental disclosure of cash flow information: Interest paid $ 69,552 $ 72,820 Supplemental disclosure of non-cash investing activities: Decrease in loans receivable and other investments due to acquisition of real estate $ 16,600 $ —

SABRA

FINANCIAL INFORMATION

FFO, Normalized FFO, AFFO and Normalized AFFO

FFO, Normalized FFO, AFFO and Normalized AFFO

Dollars in thousands, except per share data

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2026	2025	2026	2025
Net income attributable to Sabra Health Care REIT, Inc.	$ 28,607	$ 22,538	$ 44,285	$ 128,384
Add:				
Depreciation and amortization of real estate assets	64,779	48,511	174,289	135,591
Depreciation and amortization of real estate assets related to noncontrolling interests	(124)	(40)	(368)	(40)
Depreciation and amortization of real estate assets related to unconsolidated joint ventures	1,474	1,722	4,478	5,945
Net loss (gain) on sales of real estate	8,065	4,430	(29,652)	(5,544)
Impairment of real estate	—	2,571	440	6,674
FFO attributable to Sabra Health Care REIT, Inc.	$ 102,801	$ 79,732	$ 193,472	$ 271,010
Write-offs of straight-line rental income receivable and lease intangibles	6,200	9,237	4,796	7,759
Lease termination (income) expense, net	—	(1,518)	2,873	(1,518)
Loss on extinguishment of debt	—	1,154	—	1,154
Provision for (recovery of) loan losses and other reserves	2,368	(240)	103,327	(640)
Other normalizing items [(1)]	(9,012)	270	(8,410)	(14,166)
Normalized FFO attributable to Sabra Health Care REIT, Inc.	$ 102,357	$ 88,635	$ 296,058	$ 263,599
FFO attributable to Sabra Health Care REIT, Inc.	$ 102,801	$ 79,732	$ 193,472	$ 271,010
Stock-based compensation expense	3,922	2,875	11,109	8,290
Non-cash rental and related revenues	4,248	7,151	(1,005)	820
Non-cash interest expense	2,372	2,153	7,110	5,608
Non-cash portion of loss on extinguishment of debt	—	(1,730)	—	(1,730)
Provision for (recovery of) loan losses and other reserves	2,368	(240)	103,327	(640)
Other adjustments related to unconsolidated joint ventures	76	218	229	237
Other adjustments [(2)]	821	547	1,966	(15,535)
AFFO attributable to Sabra Health Care REIT, Inc.	$ 116,608	$ 90,706	$ 316,208	$ 268,060
Lease termination (income) expense, net	—	(1,518)	2,873	(1,518)
Cash portion of loss on extinguishment of debt	—	2,884	—	2,884
Other normalizing items [(1)]	(9,359)	81	(8,430)	2,619
Normalized AFFO attributable to Sabra Health Care REIT, Inc.	$ 107,249	$ 92,153	$ 310,651	$ 272,045
Amounts per diluted common share attributable to Sabra Health Care REIT, Inc.:				
Net income	$ 0.11	$ 0.09	$ 0.17	$ 0.53
FFO	$ 0.40	$ 0.33	$ 0.75	$ 1.12
Normalized FFO	$ 0.39	$ 0.36	$ 1.15	$ 1.09
AFFO	$ 0.45	$ 0.37	$ 1.22	$ 1.10
Normalized AFFO	$ 0.41	$ 0.38	$ 1.20	$ 1.12
Weighted average number of common shares outstanding, diluted:				
Net income, FFO and Normalized FFO	259,823,331	243,558,449	257,186,896	241,593,992
AFFO and Normalized AFFO	260,791,823	244,468,871	258,314,175	242,666,745

(1) Other normalizing items for FFO and AFFO for the three and nine months ended September 30, 2026 include a $10.2 million deferred rent payment related to a triple-net lease. Other normalizing items for FFO for the nine months ended September 30, 2025 include a $17.2 million gain reclassified from other comprehensive loss related to six previously terminated interest rate swaps as the related forecasted transactions were determined to be probable not to occur and $3.4 million of transition expenses related to the transition of SHOP communities to new operators. Other normalizing items for AFFO for the nine months ended September 30, 2025 include $3.4 million of transition expenses related to the transition of SHOP communities to new operators. In addition, other normalizing items for FFO and AFFO include triple-net operating expenses, net of recoveries.

(2) Other adjustments for the nine months ended September 30, 2025 include a $17.2 million gain reclassified from other comprehensive loss related to six previously terminated interest rate swaps as the related forecasted transactions were determined to be probable not to occur.

21 SABRA 3Q 2026 SUPPLEMENTAL INFORMATION September 30, 2026

22 SABRA 3Q 2026 SUPPLEMENTAL INFORMATION September 30, 2026 FINANCIAL INFORMATION Components of Net Asset Value (NAV) As of September 30, 2026 (1) Amounts represent principal amounts due and exclude deferred financing costs, net and premiums/discounts, net. (2) Includes balances that impact cash or NOI and excludes non-cash items. Annualized Cash NOI Dollars in thousands Skilled Nursing/Transitional Care $ 278,651 Senior Housing - Leased 33,123 SHOP - Consolidated 178,671 SHOP - Unconsolidated 18,431 Specialty Hospitals and Other 59,170 Annualized Cash NOI (excluding loans receivable and other investments) $ 568,046 Obligations Reflects Sabra's pro rata share; dollars in thousands Secured debt (1) $ 42,416 Senior unsecured notes (1) 1,250,000 Revolving credit facility 126,503 Term loans (1) 1,035,615 Unconsolidated joint venture debt 71,836 Total Debt 2,526,370 Add (less): Cash and cash equivalents and restricted cash (42,673) Unconsolidated joint venture cash and cash equivalents and restricted cash (7,305) Accounts payable and accrued liabilities (2) 126,286 Net obligations $ 2,602,678 Other Assets Reflects Sabra's pro rata share; dollars in thousands Loans receivable and other investments, net $ 120,295 Accounts receivable, prepaid expenses and other assets, net (2) 45,888 Total other assets $ 166,183 Common Shares Outstanding Total shares 261,961,461 We disclose components of our business relevant to calculate NAV. We consider NAV to be a useful supplemental measure that assists both management and investors to estimate the fair value of our Company. The calculation of NAV involves significant estimates and can be calculated using various methods. Each individual investor must determine the specific methodology, assumptions and estimates to use to arrive at an estimated NAV of the Company. The components of NAV do not consider potential changes in our investment portfolio. The components include non-GAAP financial measures, such as Cash NOI. Although these measures are not presented in accordance with GAAP, investors can use these non-GAAP financial measures as supplemental information to evaluate our business.

23 SABRA 3Q 2026 SUPPLEMENTAL INFORMATION September 30, 2026 APPENDIX Disclaimer Disclaimer This supplement contains “forward-looking” information as that term is defined in the Private Securities Litigation Reform Act of 1995. Any statements that do not relate to historical or current facts or matters are forward-looking statements. Examples of forward-looking statements include all statements regarding our expected future financial position (including our earnings guidance for 2026, as well as the assumptions set forth therein), results of operations, cash flows, liquidity, business strategy, growth opportunities, potential investments, and plans and objectives for future operations. You can identify some of the forward-looking statements by the use of forward-looking words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “may” and other similar expressions, although not all forward-looking statements contain these identifying words. Our actual results may differ materially from those projected or contemplated by our forward-looking statements as a result of various factors, including, among others, the following: increases in market interest rates and inflation; pandemics or epidemics, and the related impact on our tenants, borrowers and SHOP communities; operational risks with respect to our SHOP communities; increased labor costs and labor shortages; competitive conditions in our industry; the loss of key management personnel; uninsured or underinsured losses affecting our properties; potential impairment charges and adjustments related to the accounting of our assets; risks associated with our investment in our unconsolidated joint ventures; catastrophic weather and other natural or man-made disasters, the effects of climate change on our properties and a failure to implement sustainable and energy-efficient measures; increased operating costs and competition for our tenants, borrowers and SHOP communities; increased healthcare regulation and enforcement; our tenants’ dependency on reimbursement from governmental and other third-party payor programs; the effect of our tenants, operators or borrowers declaring bankruptcy or becoming insolvent; our ability to find replacement tenants and the impact of unforeseen costs in acquiring new properties; the impact of litigation and rising insurance costs on the business of our tenants; the impact of required regulatory approvals of transfers of healthcare properties; environmental compliance costs and liabilities associated with real estate properties we own; our tenants’, borrowers’ or operators’ failure to adhere to applicable privacy and data security laws; a material breach of our or our tenants’, borrowers’ or operators’ information technology; our concentration in the healthcare property sector, particularly in skilled nursing/transitional care facilities and senior housing communities, which makes our profitability more vulnerable to a downturn in a specific sector than if we were investing in multiple industries; the significant amount of and our ability to service our indebtedness; covenants in our debt agreements that may restrict our ability to pay dividends, make investments, incur additional indebtedness and refinance indebtedness on favorable terms; adverse changes in our credit ratings; our ability to make dividend distributions at expected levels; our ability to raise capital through equity and debt financings; changes and uncertainty in macroeconomic conditions and disruptions in the financial markets; risks associated with our ownership of property outside the U.S., including currency fluctuations; the relatively illiquid nature of real estate investments; our ability to maintain our status as a real estate investment trust (“REIT”) under the federal tax laws; compliance with REIT requirements and certain tax and tax regulatory matters related to our status as a REIT; changes in tax laws and regulations affecting REITs; the ownership limits and takeover defenses in our governing documents and under Maryland law, which may restrict change of control or business combination opportunities; and the exclusive forum provisions in our bylaws. Additional information concerning risks and uncertainties that could affect our business can be found in our filings with the Securities and Exchange Commission (the “SEC”), including in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2025. We do not intend, and we undertake no obligation, to update any forward-looking information to reflect events or circumstances after the date of this supplement or to reflect the occurrence of unanticipated events, unless required by law to do so. Note Regarding Non-GAAP Financial Measures This supplement includes the following financial measures defined as non-GAAP financial measures by the SEC: net operating income (“NOI”), Cash NOI, funds from operations (“FFO”), Normalized FFO, Adjusted FFO (“AFFO”), Normalized AFFO, FFO per diluted common share, Normalized FFO per diluted common share, AFFO per diluted common share, Normalized AFFO per diluted common share and Adjusted EBITDA (defined below). These measures may be different than non-GAAP financial measures used by other companies, and the presentation of these measures is not intended to be considered in isolation or as a substitute for financial information prepared and presented in accordance with U.S. generally accepted accounting principles. An explanation of these non-GAAP financial measures is included under “Reporting Definitions” in this supplement and reconciliations of these non-GAAP financial measures to the GAAP financial measures we consider most comparable are included on the Investors section of our website at https://ir.sabrahealth.com/investors/ financials/quarterly-results. Tenant and Borrower Information This supplement includes information regarding our tenants that lease properties from us and our borrowers, most of which are not subject to SEC reporting requirements. The information related to our tenants and borrowers that is provided in this supplement has been provided by, or derived from information provided by, such tenants and borrowers. We have not independently verified this information. We have no reason to believe that such information is inaccurate in any material respect. We are providing this data for informational purposes only. Sabra Information The information in this supplemental information package should be read in conjunction with the Company’s Annual Report on Form 10- K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other information filed with the SEC. The Reporting Definitions and Reconciliations of Non-GAAP Measures are an integral part of the information presented herein. On Sabra’s website, www.sabrahealth.com, you can access, free of charge, Sabra’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, as soon as reasonably practicable after such material is filed with, or furnished to, the SEC. The information contained on Sabra’s website is not incorporated by reference into, and should not be considered a part of, this supplemental information package. All material filed with the SEC can also be accessed through its website, www.sec.gov. For more information, contact Investor Relations at (888) 393-8248 or investorrelations@sabrahealth.com.

24 SABRA 3Q 2026 SUPPLEMENTAL INFORMATION September 30, 2026 APPENDIX Reporting Definitions Adjusted EBITDA* Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company’s long-term equity award program and loan loss reserves. Adjusted EBITDA is an important non-GAAP supplemental measure of operating performance. Annualized Cash Net Operating Income (“Annualized Cash NOI”)* The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers Annualized Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Annualized Cash NOI as Annualized Revenues less operating expenses and non-cash revenues and expenses. Annualized Cash NOI excludes all other financial statement amounts included in net income and is presented at Sabra’s pro rata share. Annualized Revenues  The annual contractual rental revenues under leases and interest and other income generated by the Company’s loans receivable and other investments based on amounts invested and applicable terms as of the end of the period presented. Annualized Revenues do not include tenant recoveries and are adjusted to reflect actual payments received related to the twelve months ended at the end of the respective period for leases no longer accounted for on an accrual basis. Cash Net Operating Income (“Cash NOI”)*    The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Cash NOI as total revenues less operating expenses and non-cash revenues and expenses. Cash NOI excludes all other financial statement amounts included in net income and is presented at Sabra’s pro rata share. Cash NOI Margin Cash NOI Margin is calculated as Cash NOI divided by resident fees and services. Consolidated Debt  The principal balances of the Company’s revolving credit facility, term loans, senior unsecured notes and secured indebtedness as reported in the Company’s consolidated financial statements. Consolidated Debt, Net The carrying amount of the Company’s revolving credit facility, term loans, senior unsecured notes and secured indebtedness, as reported in the Company’s consolidated financial statements. Consolidated Enterprise Value The Company believes Consolidated Enterprise Value is an important measurement as it is a measure of a company’s value. The Company calculates Consolidated Enterprise Value as Market Capitalization plus Consolidated Debt, less cash and cash equivalents. EBITDARM  Earnings before interest, taxes, depreciation, amortization, rent and management fees (“EBITDARM”) for a particular facility accruing to the operator/tenant of the property (not the Company), for the period presented. The Company uses EBITDARM in determining EBITDARM Coverage. EBITDARM has limitations as an analytical tool. EBITDARM does not reflect historical cash expenditures or future cash requirements for facility capital expenditures or contractual commitments. In addition, EBITDARM does not represent a property’s net income or cash flows from operations and should not be considered an alternative to those indicators. The Company utilizes EBITDARM to evaluate the core operations of the properties by eliminating management fees, which may vary by operator/tenant and operating structure, and as a supplemental measure of the ability of the Company’s operators/tenants and relevant guarantors to generate sufficient liquidity to meet related obligations to the Company. EBITDARM Coverage  Represents the ratio of EBITDARM to cash rent for owned facilities (excluding SHOP communities) for the period presented. EBITDARM Coverage is a supplemental measure of a property’s ability to generate cash flows for the operator/tenant (not the Company) to meet the operator’s/tenant’s related cash rent and other obligations to the Company. However, its usefulness is limited by, among other things, the same factors that limit the usefulness of EBITDARM. EBITDARM Coverage includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful.

25 SABRA 3Q 2026 SUPPLEMENTAL INFORMATION September 30, 2026 APPENDIX Reporting Definitions Funds From Operations (“FFO”) and Adjusted Funds from Operations (“AFFO”)*  The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company also believes that funds from operations, or FFO, as defined in accordance with the definition used by the National Association of Real Estate Investment Trusts (“Nareit”), and adjusted funds from operations, or AFFO (and related per share amounts) are important non-GAAP supplemental measures of the Company’s operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative. Thus, Nareit created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP. FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from real estate dispositions and the Company’s share of gains or losses from real estate dispositions related to its unconsolidated joint ventures, plus real estate depreciation and amortization, net of amounts related to noncontrolling interests, plus the Company’s share of depreciation and amortization related to its unconsolidated joint ventures, and real estate impairment charges of both consolidated and unconsolidated entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. AFFO is defined as FFO excluding stock-based compensation expense, non-cash rental and related revenues, non-cash interest income, non-cash interest expense, non-cash portion of loss on extinguishment of debt, provision for (recovery of) loan losses and other reserves, non-cash lease termination income and deferred income taxes, as well as other non-cash revenue and expense items (including noncapitalizable acquisition costs, transaction costs related to operator transitions and organizational or other restructuring activities, gain/loss on derivative instruments, and non-cash revenue and expense amounts related to noncontrolling interests) and the Company’s share of non-cash adjustments related to its unconsolidated joint ventures. The Company believes that the use of FFO and AFFO (and the related per share amounts), combined with the required GAAP presentations, improves the understanding of the Company’s operating results among investors and makes comparisons of operating results among real estate investment trusts more meaningful. The Company considers FFO and AFFO to be useful measures for reviewing comparative operating and financial performance because, by excluding the applicable items listed above, FFO and AFFO can help investors compare the operating performance of the Company between periods or as compared to other companies. While FFO and AFFO are relevant and widely used measures of operating performance of real estate investment trusts, they do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO and AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO and AFFO may not be comparable to FFO and AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define AFFO differently than the Company does. Investment Represents the carrying amount of real estate assets after adding back accumulated depreciation and amortization and excludes net intangible assets and liabilities. Market Capitalization Total common shares of Sabra outstanding multiplied by the closing price per common share as of a given period. Net Debt* The principal balances of the Company’s revolving credit facility, term loans, senior unsecured notes and secured indebtedness as reported in the Company’s consolidated financial statements, net of cash and cash equivalents as reported in the Company’s consolidated financial statements. Net Debt to Adjusted EBITDA* The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers Net Debt to Adjusted EBITDA an important supplemental measure because it provides investors, analysts and its management with a meaningful indicator of the Company’s financial leverage and its capacity to service and repay debt from operating cash flows. Net Debt to Adjusted EBITDA is calculated as Net Debt divided by Annualized Adjusted EBITDA, which is Adjusted EBITDA, as adjusted for annualizing adjustments that give effect to the acquisitions and dispositions completed during the respective period as though such acquisitions and dispositions were completed as of the beginning of the period presented. Net Operating Income (“NOI”)*   The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines NOI as total revenues less operating expenses. NOI excludes all other financial statement amounts included in net income.

26 SABRA 3Q 2026 SUPPLEMENTAL INFORMATION September 30, 2026 APPENDIX Reporting Definitions Normalized FFO and Normalized AFFO* Normalized FFO and Normalized AFFO represent FFO and AFFO, respectively, adjusted for certain income and expense items that the Company does not believe are indicative of its ongoing operating results. The Company considers Normalized FFO and Normalized AFFO to be useful measures to evaluate the Company’s operating results excluding these income and expense items to help investors compare the operating performance of the Company between periods or as compared to other companies. Normalized FFO and Normalized AFFO do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. Normalized FFO and Normalized AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of Normalized FFO and Normalized AFFO may not be comparable to Normalized FFO and Normalized AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define FFO and AFFO or Normalized FFO and Normalized AFFO differently than the Company does. Occupancy Percentage Occupancy Percentage represents the facilities’ average operating occupancy for the period indicated. The percentages are calculated by dividing the actual census from the period presented by the available beds/units for the same period. Except for SHOP, Occupancy includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. REVPOR REVPOR represents the average revenues generated per occupied unit per month at SHOP communities for the period indicated. It is calculated as resident fees and services revenues divided by average monthly occupied unit days. REVPOR includes only Stabilized Facilities. Senior Housing  Senior Housing communities include independent living, assisted living, continuing care retirement and memory care communities. Senior Housing Operating Portfolio (“SHOP”) Senior Housing communities operated by third-party property managers pursuant to property management agreements. Skilled Mix  Skilled Mix is defined as the total Medicare and non-Medicaid managed care patient revenue at Skilled Nursing/Transitional Care facilities divided by the total revenues at Skilled Nursing/Transitional Care facilities for the period indicated. Skilled Mix includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. Skilled Nursing/Transitional Care Skilled Nursing/Transitional Care facilities include skilled nursing, transitional care and multi-license designation facilities. Specialty Hospitals and Other Includes psychiatric, acute care, long-term acute care and rehabilitation hospitals, facilities that provide residential services, which may include assistance with activities of daily living, and other facilities not classified as Skilled Nursing/Transitional Care or Senior Housing. Stabilized Facility At the time of acquisition, the Company classifies each facility as either stabilized or non-stabilized. In addition, the Company may classify a facility as non-stabilized after acquisition. Circumstances that could result in a facility being classified as non-stabilized include newly completed developments, facilities undergoing major renovations or additions, facilities being repositioned or transitioned to new operators and significant transitions within the tenants’ business model. Such facilities are typically reclassified to stabilized upon the earlier of maintaining consistent performance or 24 months after the date of classification as non-stabilized. Stabilized Facilities generally exclude (i) facilities held for sale, (ii) strategic disposition candidates, (iii) facilities being transitioned to a new operator, (iv) facilities being transitioned from being leased by the Company to being operated by the Company and (v) leased facilities acquired during the three months preceding the period presented. *Non-GAAP Financial Measures Reconciliations, definitions and important discussions regarding the usefulness and limitations of the Non-GAAP Financial Measures used in this supplement can be found at https://ir.sabrahealth.com/investors/financials/quarterly-results.